UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2009

MEDICINOVA, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-33185	33-0927979
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 LA JOLLA VILLAGE DRIVE, SUITE 950, SAN DIEGO, CA 92122

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 9, 2009, MediciNova, Inc. (“MediciNova”) and Avigen, Inc. (“Avigen”) issued a press release (the “Press Release”) announcing the deadline for Avigen stockholders to elect the merger consideration they will receive upon closing of the proposed merger of the companies and updating the estimated merger consideration to be received by Avigen stockholders in the transaction. A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated December 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MediciNova has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

Date: December 9, 2009	By:	/s/ SHINTARO ASAKO
	Name:	Shintaro Asako
	Title:	Chief Financial Officer

3